EXHIBIT 99.1

PRESS RELEASE

EMCORE Corporation Announces Financial Results for First Quarter Ended December 31, 2017

•	Consolidated Q1 revenue of $24.0 million

•	Consolidated Q1 GAAP operating loss of $0.8 million and Non-GAAP operating income of $0.6 million

•	GAAP pre-tax EPS from continuing operations of $(0.02) and Non-GAAP pre-tax EPS from continuing operations of $0.03

ALHAMBRA, California, February 6, 2018 - EMCORE Corporation (NASDAQ: EMKR - News), a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today's high-speed communications network infrastructures and leading-edge defense systems, today announced financial results for its first quarter ended December 31, 2017.

Jeffrey Rittichier, EMCORE's President and CEO commented, “Our CATV business met some headwinds at the tail end of the quarter which damped down revenue, while our Chip and Navigation businesses performed well, keeping our revenue diversity initiatives on track for the year.”

Financial Highlights - First Quarter Ended December 31, 2017

Financial Highlights	For the Three Months Ended
(in thousands)	December 31, 2017	September 30, 2017	December 31, 2016
Revenue	$24,036	$29,176	$30,176
GAAP Gross Profit	$7,914	$10,611	$10,043
Non-GAAP Gross Profit	$8,070	$10,769	$10,153
GAAP Operating (loss) income	$(812)	$1,709	$2,266
Non-GAAP Operating Income	$608	$3,331	$3,476
GAAP pre-tax (loss) income from continuing operations	$(415)	$2,196	$1,886
Non-GAAP pre-tax income from continuing operations	$719	$3,430	$3,499
GAAP pre-tax EPS from continuing operations - per diluted share	$(0.02)	$0.08	$0.07
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$0.03	$0.12	$0.13

Financial Statement Highlights for the First Quarter of Fiscal 2018:

•	Consolidated revenue was $24.0 million, representing a 17.6% decrease from the prior quarter

•	Consolidated GAAP gross margin was 32.9%, representing a decrease from the 36.4% gross margin in the prior quarter

•	Consolidated Non-GAAP gross margin was 33.6%, representing a decrease from 36.9% in the prior quarter

•	Consolidated GAAP operating margin was (3.4)%, representing a decrease from 5.9% in the prior quarter

•	Consolidated Non-GAAP operating margin was 2.5%, representing a decrease from 11.4% in the prior quarter

•	GAAP diluted pre-tax EPS from continuing operations of $(0.02), representing a decrease from $0.08 in the prior quarter

•	Non-GAAP diluted pre-tax EPS from continuing operations of $0.03, representing a decrease from $0.12 in the prior quarter

•	Cash and cash equivalents was $64.2 million at the end of the quarter, a decrease of $4.1 million when compared to the prior quarter

Business Outlook
The company expects revenue for the second quarter ended March 31, 2018 to be in the range of $21 to $23 million.

Conference Call
The Company will discuss its fiscal year 2017 financial results, fiscal year 2018 outlook and guidance for Q1 fiscal year 2018 on February 6, 2018 at 8:00 a.m. EST (5:00 a.m PST). The call will be available, live, to interested parties by dialing 800-289-0517. For international callers, please dial +1 323-794-2423. The conference passcode number is 5753035. The call will be webcast live via the Company's website at http://investor.emcore.com/events.cfm. A webcast will be available for replay beginning Tuesday, February 6, 2018 for at least 90 days following the conclusion of the call on the Company's website.

About EMCORE
EMCORE Corporation is a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today’s high-speed communication network infrastructures and leading-edge defense systems. Our optical chips, components, subsystems and systems enable broadband and wireless providers to continually enhance their network capacity, speed and coverage to advance the free flow of information that empowers the lives of millions of people daily. The Mixed-Signal Optics technology at the heart of our broadband transmission products is shared with our fiber optic gyros and military communications links to provide the aerospace and defense markets state-of-the-art systems that keep us safe in an increasingly unpredictable world. EMCORE’s performance-leading optical components and systems serve a broad array of applications including cable television, fiber-to-the-premise networks, telecommunications, data centers, wireless infrastructure, satellite RF fiber links, navigation systems and military communications. EMCORE has fully vertically-integrated manufacturing capability through its world-class Indium Phosphide (InP) wafer fabrication facility at our headquarters in Alhambra, California and is ISO 9001 certified in Alhambra and at our facility in Beijing, China. For further information about EMCORE, visit http://www.emcore.com.

Use of Non-GAAP Financial Measures
We disclose non-GAAP gross profit, gross margin percentage, operating income, operating margin percentage, pre-tax EPS and income from continuing operations as a supplemental measure to U.S. GAAP income from continuing operations regarding our operational performance. These financial measures exclude the impact of certain items that we do not believe are indicative of our core operating results; therefore, it has not been calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP pre-tax income from continuing operations to GAAP income from continuing operations, which identifies the items excluded from the non-GAAP measures, are provided in the table below titled "Reconciliation of GAAP to Non-GAAP Financial Measures".

We believe that these additional non-GAAP financial measures are useful to investors in assessing our operating performance. We also use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. In addition, financial analysts that follow us may focus on and publish both historical results and future projections based on our non-GAAP financial measures. We also believe that it is in the best interests of our investors to provide this non-GAAP information.

While we believe that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. Our non-GAAP financial measures may not be reported by all of our competitors and it may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP financial measures as a supplement to U.S. GAAP and by providing a reconciliation of our non-GAAP financial measures to its most comparable U.S. GAAP financial measures.

Non-GAAP financial measures are not in accordance with or an alternative for U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP financial measures and it should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; and (g) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016
Revenue	$24,036	$29,176	$30,176
Cost of revenue	16,122	18,565	20,133
Gross profit	7,914	10,611	10,043
Operating expense:
Selling, general, and administrative	4,819	5,181	5,578
Research and development	3,800	3,862	2,199
Impairments	—	38	—
Gain from change in estimate on ARO obligation	—	(45)	—
Loss (gain) on sale of assets	107	(134)	—
Total operating expense	8,726	8,902	7,777
Operating (loss) income	(812)	1,709	2,266
Other income (expense):
Interest income, net	111	99	23
Foreign exchange gain (loss)	286	388	(403)
Total other income (expense)	397	487	(380)
(Loss) income from continuing operations before income tax expense	(415)	2,196	1,886
Income tax benefit (expense)	333	(32)	(120)
(Loss) income from continuing operations	(82)	2,164	1,766
Income (loss) from discontinued operations, net of tax	—	41	(9)
Net (loss) income	$(82)	$2,205	$1,757
Per share data:
Net (loss) income per basic share:
Continuing operations	$(0.00)	$0.08	$0.07
Discontinued operations	0.00	0.00	(0.00)
Net (loss) income per basic share	$(0.00)	$0.08	$0.07

Net (loss) income per diluted share:
Continuing operations	$(0.00)	$0.08	$0.07
Discontinued operations	0.00	0.00	(0.00)
Net (loss) income per diluted share	$(0.00)	$0.08	$0.07

Weighted-average number of basic shares outstanding	27,032	26,904	26,279
Weighted-average number of diluted shares outstanding	27,032	27,768	27,039

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of	As of
	December 31, 2017	September 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$64,200	$68,333
Restricted cash	33	421
Accounts receivable, net	23,130	22,265
Inventory	23,401	25,139
Prepaid expenses and other current assets	8,461	8,527
Total current assets	119,225	124,685
Property, plant, and equipment, net	17,157	16,635
Non-current inventory	2,510	2,686
Other non-current assets, net	576	78
Total assets	$139,468	$144,084
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,414	$11,818
Accrued expenses and other current liabilities	9,206	9,825
Total current liabilities	16,620	21,643
Asset retirement obligations	1,655	1,638
Other long-term liabilities	42	29
Total liabilities	18,317	23,310
Shareholders’ equity:
Common stock	731,112	730,906
Treasury stock	(47,721)	(47,721)
Accumulated other comprehensive income	814	561
Accumulated deficit	(563,054)	(562,972)
Total shareholders’ equity	121,151	120,774
Total liabilities and shareholders’ equity	$139,468	$144,084

We have provided a reconciliation of our non-GAAP pre-tax income from continuing operations financial measure to its most directly comparable U.S. GAAP financial measure as indicated in the table below:

EMCORE Corporation
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Income (Loss) from Continuing Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016
US GAAP net (loss) income	$(82)	$2,205	$1,757
US GAAP net (income) loss from discontinued operations	—	(41)	9
US GAAP net (loss) income from Continuing Operations	(82)	2,164	1,766

Income tax (benefit) expense	(333)	32	120
Currency exchange (gain) loss	(286)	(388)	403
Total other income & tax related adjustments	(619)	(356)	523

Stock based compensation expense - R&D	138	143	100
Stock based compensation expense - SG&A	638	648	570
Litigation related expenses	292	422	258
Severance charges	89	392	172
Impairments	—	38	—
Gain from change in estimate on ARO obligation	—	(45)	—
Loss (gain) on sale of assets	107	(134)	—
Total operating expense adjustments	1,264	1,464	1,100

ARO accretion	17	19	17
Stock based compensation expense - COGS	139	139	93
Total COGS adjustments	156	158	110
Non-GAAP pre-tax income from continuing operations	$719	$3,430	$3,499

GAAP EPS from continuing operations - per diluted share	$(0.00)	$0.08	$0.07
Other income and tax related adjustments	(0.02)	(0.01)	0.02
Operating expense adjustments	0.05	0.05	0.04
COGS adjustments	0.00	0.00	0.00
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$0.03	$0.12	$0.13
GAAP Gross Margin Percentage	32.9%	36.4%	33.3%
Non GAAP Gross Margin Percentage	33.6%	36.9%	33.6%
GAAP Operating Margin Percentage	(3.4)%	5.9%	7.5%
Non GAAP Operating Margin Percentage	2.5%	11.4%	11.5%

Stock-based compensation expense
The effect of recording stock-based compensation expense was as follows:

Stock-based Compensation Expense	For the Three Months Ended
(in thousands)	December 31, 2017	September 30, 2017	December 31, 2016
Cost of revenue	$139	$139	$93
Selling, general, and administrative	638	648	570
Research and development	138	143	100
Total stock-based compensation expense	$915	$930	$763

Contact:
EMCORE Corporation
Jikun Kim
(626) 293-3400
investor@emcore.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
(617) 542-6180
investor@emcore.com

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